UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934


                 Date of Report: October 2, 2001


                         _______________


                       EOG RESOURCES, INC.
      (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission    (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)


         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)


                          713/651-7000
      (Registrant's telephone number, including area code)



<PAGE 1>

                       EOG Resources, Inc.


Item 5.  Other Events
---------------------

In September 2001, the Board of Directors of EOG Resources, Inc. ('the Company') cancelled the previous share repurchase authorization and issued a new 10 million share repurchase authorization of its common stock. The Company may continue to actively repurchase shares and is currently targeting a reduction in the range of 1.0 MM to 1.5 MM shares in the second half of 2001.


Item 9.  Regulation FD Disclosure
---------------------------------

Third and Fourth Quarters and Full Year 2001
-------------------------------------------

     The third and fourth quarter and full year 2001 forecasts set forth below are given as of the date of this document only and are based on current available information and expectations.

     The Company is focused on achieving above average rates of return on reinvested capital. The Company is closely monitoring gas prices and is currently adjusting production and drilling activity downward in a lower gas price environment as reflected in this 8K.

     The Company currently anticipates a mark-to-market gain in the third quarter from outstanding commodity price swaps and collars of $58.7MM. During the third quarter, the cash realized from outstanding commodity price swaps and collars is expected to be $28.9MM.

     The Company does not provide guidance on other income, other expense, or gain or loss on sales of reserves and related assets unless specifically noted.

      The Company projects full year North America natural gas and condensate production to be lower than previously projected due to production moderation in September, October and November 2001 in the current gas price environment. The Company is no longer attempting to achieve the previously stated 4 percent target growth rate for North America.



Updated 2001 Natural Gas Financial Price Swaps and Collars
----------------------------------------------------------

     There are price swap contracts in place covering notional volumes of 115,000 MMBtud of natural gas for August - November 2001 at an average price of $3.27 per MMBtu and 200,000 MMBtud for December 2001 at an average price of $3.62 per MMBtu.



<PAGE 2>

      There are price collars in place for natural gas for the period July 2001 through November 2001 that set a floor price of $4.40 per MMBtu and a ceiling price that averages $6.15 per MMBtu covering notional volumes of 200,000 MMBtud at an average premium of $0.15 per MMBtu.


Crude Oil Price Swaps
---------------------

      There are price swap contracts in place for 2001 crude oil as detailed below.

               Average   Average
     Quarter   Mbd       $/Bbl
     -------   -------   -------
     3Q 2001   7.0       $27.72

     4Q 2001   5.0       $27.48


2002 Price Swaps
----------------
     There are price swap contracts in place covering notional volumes of 100,000 MMBtud of natural gas for January -
December 2002 at an average price of $3.46 per MMBtu.

      There are crude oil price swap contracts in place covering notional volumes of 3,000 Bpd at an average price of $26.74 per barrel for January - May 2002.


Physical Sales
--------------

     From time to time, over and above financial transactions, the Company does engage in the forward physical sales of commodities for one month or more.

     Additional estimates are shown in the attached table.

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance.
Although the Company believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by the Company; the extent of the Company's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may



<PAGE 3>


therefore be imprecise; political developments around the world; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by the
Company's  forward-looking  statements  might  not  occur.    The
Company undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
-----------
     $/Bbl    US Dollars per barrel
     $/Mcf    US Dollars per thousand cubic feet
     $/Mcfe   US Dollars per thousand cubic feet equivalent
     MMBtu    Million British thermal units
     MMBtud   Million British thermal units per day
     MMcfd    Million cubic feet per day
     Mbd      Thousand barrels per day
     WTI      West Texas Intermediate
     MM       Millions
     NYMEX    New York Mercantile Exchange
     $MM      US Dollars in millions


                            SIGNATURE

        Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EOG RESOURCES, INC.

Date: October 2, 2001             By:    /s/ TIMOTHY K. DRIGGERS
                                     -----------------------------
                                          Timothy K. Driggers
                                      Vice President, Accounting
                                       and Land Administration
                                     (Principal Accounting Officer)






<PAGE 4>

                                    EOG Resources, Inc
                                     Estimated Ranges

                                        3Q 2001          4Q 2001        Full Year 2001
                                     ------------     -------------     --------------
Daily Production
  Natural Gas (MMcfd)
    US                                680  -  685     625  -    675      680  -   690
    Canada                            120  -  125     140  -    145      125  -   130
    Trinidad                          110  -  115     110  -    115      110  -   115
    Total                             910  -  925     875  -    935      915  -   935

  Crude Oil (Mbd)
    US                               21.0  -  22.0    20.5 -   22.5     22.0  -  22.5
    Canada                            1.5  -   2.0     1.5 -    2.0      1.6  -   2.0
    Trinidad                          1.5  -   2.0     1.5 -    2.0      1.8  -   2.0
    Total                            24.0  -  26.0    23.5 -   26.5     25.4 -   26.5

  Natural Gas Liquids (Mbd)
    US                                3.0  -  4.3     3.5  -    4.0      3.0  -   3.5
    Canada                            0.5  -  0.7     0.5  -    1.0      0.5  -   1.0
    Total                             3.5  -  5.0     4.0  -    5.0      3.5  -   4.5

Operating Costs
  Unit Costs ($/Mcfe)
    Lease and Well                  $0.41 - $0.43   $0.43  -  $0.46    $0.42  - $0.44
    Depreciation, Depletion         $0.97 - $1.02   $0.99  -  $1.02    $0.96  - $1.00
      and Amortization

Expenses ($MM)
  Exploration, Dry Hole              40.0  -  55.0   35.0  -   60.0    175.0  - 215.0
    and Impairment
  General and Administrative         21.0  -  23.0   18.0  -   23.0     75.0  -  83.0
  Net Interest                       10.0  -  12.0   11.0  -   13.0     45.0  -  50.0
  Capitalized Interest                1.5  -   2.0    1.5  -    2.0      7.5  -   8.5

Taxes Other than Income               6.5  -   7.0    7.0  -    7.5      6.0  -   7.0
(% of Revenue)

Taxes
  Effective Rate                      37%  -   39%    35%   -   40%      35%  -   40%
  Deferred Ratio                     150%  -  200%    50%   -   60%      55%  -   70%

Preferred Dividends($MM)              2.8  -   3.0    2.8   -   3.0     11.0  -  11.5

Average Shares Outstanding(MM)
  Basic                             115.5  - 115.8  114.5   - 116.0    116.0  - 117.0
  Fully Diluted                     117.0  - 117.5  115.0   - 118.0    117.5  - 119.0

Capital Expenditures Excluding
 Acquisitions ($MM)
  North America                                                          735   -  825
  International                                                           65   -   75
  Total                                                                  800   -  900

Pricing
  Natural Gas ($/Mcf)
    Differentials
     US - below NYMEX Henry Hub      $0.00 - $0.05   $0.05  -  $0.10    $0.00  - $0.10
     Canada - below NYMEX Henry Hub  $0.45 - $0.55   $0.30  -  $0.50    $0.45  - $0.60

    Realizations
     Trinidad                                $1.22             $1.22             $1.22

  Crude Oil ($/Bbl)
    Differentials
     US - below WTI                  $1.00 - $1.25   $0.75  -  $1.00    $0.80  - $1.00
     Canada - below WTI              $2.50 - $3.00   $2.75  -  $3.50    $2.75  - $3.25
     Trinidad - below WTI            $3.50 - $4.00   $2.25  -  $2.75    $1.00  - $1.50
